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                       SECURITIES AND EXCHANGE COMMISSION

                                 UNITED STATES

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) JANUARY 14, 2005

                              INTERMET CORPORATION
             (Exact name of registrant as specified in its charter)

         GEORGIA                        0-13787                 58-1563873
----------------------------          -----------           -------------------
(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                 File Number)          Identification No.)

    5445 CORPORATE DRIVE, SUITE 200
           TROY, MICHIGAN                                            48098-2683
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number including area code: (248) 952-2500

                                 NOT APPLICABLE
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE.

As previously disclosed, on September 29, 2004 (the "Petition Date"), INTERMET Corporation ("INTERMET") and 17 of its domestic subsidiaries (each, individually, a "Debtor" and, collectively, the "Debtors") filed voluntary petitions ("Petitions") in the U.S. Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court") seeking relief under chapter 11 of the United States Bankruptcy Code. In compliance with applicable bankruptcy rules, INTERMET's Petition included an Exhibit A with its known assets and liabilities as of the Petition Date, based on its August 31, 2004 books and records. The aggregate unconsolidated assets and liabilities shown on Exhibit A were $958.4 million and $588.1 million, respectively. The Petition did not require that the financial information be presented on a consolidated basis.

Today, INTERMET filed with the Bankruptcy Court supplemental information to Exhibit A to its Petition. This supplemental information is furnished with this Current Report as Exhibit 99.1 and includes information relating to the anticipated write-off of $165.9 million of goodwill as of September 30, 2004. The recording of any write-off is subject to completion of the September 30, 2004 consolidated financial statements of INTERMET. The supplemental information shows an unaudited consolidated net worth for all the Debtors on August 31, 2004 of $124.6 million (including the goodwill).

The supplemental information to Exhibit A contains unaudited financial information which has not been reviewed by independent accountants and is limited to the Debtors. The financial information related to the Debtors included in the supplemental information is not presented in accordance with generally accepted accounting principles ("GAAP") or SEC regulations applicable to financial statements contained in periodic reports filed with the SEC. Preparation of the Debtors' financial statements in accordance with GAAP could result in material reconciliations and adjustments to the financial information presented in the supplemental information.

While every effort has been made to assure the accuracy and completeness of the supplemental information to Exhibit A, errors or omissions may have inadvertently occurred and INTERMET reserves the right to amend the supplemental information to Exhibit A as necessary.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         The following exhibit is being furnished herewith:

         99.1 Supplemental Information to Exhibit A to INTERMET Corporation's Bankruptcy Petition.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERMET CORPORATION

January 14, 2005                        By: /s/ Alan J. Miller
                                            -----------------------------------
                                            Alan J. Miller
                                            Vice President, General Counsel and
                                            Assistant Secretary


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                                 Exhibit Index


No.      Description

99.1     Supplemental Information to Exhibit A to INTERMET Corporation's
         Bankruptcy Petition.


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